EXHIBIT 10

                        CONSENT OF INDEPENDENT AUDITORS

We consent tot he reference made to our firm under the caption "Independent Auditors" and to the use of our report dated March 20, 1997, as to American General Life Insurance Company, in Amendment No. 65 to the Registration Statement under the Investment Company Act of 1940 on Form N-4 of American General Life Insurance Company Separate Account D.

                                             /s/ERNST & YOUNG LLP

                                             ERNST & YOUNG LLP


Houston, Texas
February 9, 1998